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                                                                [EXECUTION COPY]

                                                                   EXHIBIT 10.17

                                 FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT

         This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of March 26, 1998 (this "Amendatory Agreement"), is among HANDY & HARMAN, a New York corporation (the "Borrower"), and certain Lenders (as defined below) signatories hereto.

                               W I T N E S E T H:

         WHEREAS, the Borrower, certain financial institutions from time to time parties thereto (collectively, the "Lenders") and The Bank of Nova Scotia, as administrative agent (the "Administrative Agent") are parties to a Revolving Credit Agreement, dated as of September 29, 1997 (as amended or otherwise modified to the date hereof, the "Existing Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects and grant a waiver relating to the Transaction (as defined below); and

         WHEREAS, the parties hereto have agreed, subject to the conditions and terms hereinafter set forth, to amend the Existing Credit Agreement in certain respects as herein provided and grant the waiver described below (the Existing Credit Agreement, as so amended by this Amendatory Agreement, being referred to as the "Credit Agreement");

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows.

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendatory Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

         "Administrative Agent" is defined in the preamble.

         "Amendatory Agreement" is defined in the preamble.

         "Borrower" is defined in the preamble.
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         "Credit Agreement" is defined in the third recital.

         "Existing Credit Agreement" is defined in the first recital.

         "First Amendment Effective Date" is defined in Subpart 3.1.

         "Lenders" is defined in the preamble.

         SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.

                                     PART II
                                AMENDMENTS TO THE
                            EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended, and the limited waiver set forth below is hereby granted, in accordance with this Part II; except as so amended or waived, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

         SUBPART 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subpart 2.1.1.

         SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

                  "Acquisition Sub" means HN Acquisition Corp., a New York corporation that is a wholly owned Subsidiary of WHX.

                  "First Amendment" means the First Amendment, dated as of March 26, 1998, to this Agreement among the Borrower and the Lenders party thereto.

                  "First Amendment Effective Date" is defined in Subpart 3.1 of the First Amendment.

                  "Incremental Amount" means, for any Fiscal Quarter of the Borrower ended after the First Amendment Effective Date, 50% of Consolidated Net Income (in excess of zero) for such Fiscal Quarter (provided, that the calculation of the Incremental Amount for the first Fiscal Quarter ending after the First Amendment Effective Date shall be pro rated and based upon the number of days from (and including) the First Amendment Effective Date to the last day of such Fiscal Quarter).


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         "Purchase Agreement" means the Agreement and Plan of Merger, dated as of March 1, 1998, among WHX, Acquisition Sub and the Borrower, as in effect on the First Amendment Effective Date, as amended or modified from time to time in accordance with Section 7.2.14.

                  "Transaction" means the acquisition of the issued and outstanding shares of the Borrower by Acquisition Sub, and the subsequent merger of Acquisition Sub with and into the Borrower with the Borrower being the surviving Person, all in accordance with the terms of the Purchase Agreement.

                  "WHX" means WHX Corporation, a Delaware corporation.

                  "WHX Group" means WHX, each Subsidiary of WHX and each Affiliate of WHX (other than the Borrower and its Subsidiaries and joint ventures) (provided, that when used in this definition, clause
         (b) of the definition of "Affiliate" shall be deemed to be modified to substitute "WHX or any Subsidiary of WHX" for the words "the Borrower or any Restricted Subsidiary(ies))".

         SUBPART 2.2. Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.2.1 through 2.2.9.

         SUBPART 2.2.1. A new Section 7.1.7 is hereby added to the Existing Credit Agreement, to read in its entirety as follows:

                  "Section 7.1.7. Corporate Formalities. The Borrower and each of its Subsidiaries will satisfy customary corporate formalities, including the maintenance of separate corporate records in accordance with past practice. Neither the Borrower nor any of its Subsidiaries shall make any payment to a creditor of any member of the WHX Group in respect of any liability of such Person (other than pursuant to a liability or transaction otherwise permitted hereunder), and no bank account of the Borrower or any of its Subsidiaries shall be commingled with any bank account of any other Person. Any financial statements distributed to any creditors of the Borrower and its Subsidiaries shall, to the extent permitted by GAAP, clearly establish the corporate separateness of such Person from each member of the WHX Group and each other Affiliate. Finally, neither the Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of the Borrower or such Subsidiary on the one hand and of any other Person on the other hand being ignored, or in the assets and liabilities of the Borrower or any of its Subsidiaries being substantively consolidated with those of any other Person in a bankruptcy, reorganization or other insolvency proceeding."


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         SUBPART 2.2.2. Section 7.2.2 of the Existing Credit Agreement is hereby amended by adding the following sentence to the end of such Section.

                  "Furthermore, notwithstanding the foregoing or any other provision of this Agreement to the contrary, neither the Borrower nor any of its Subsidiaries shall directly or indirectly create, incur, assume, guarantee or otherwise become directly or indirectly liable with respect to any Debt of any member of the WHX Group. For purposes of the immediately preceding sentence, "Debt" shall be deemed to also include any liability associated with the reimbursement for disbursements made under letters of credit, bankers acceptances and bonds."

         SUBPART 2.2.3. Section 7.2.3 of the Existing Credit Agreement is hereby amended by adding a new clause (c), to read in its entirety as follows:

                           "(c) Notwithstanding the foregoing or any other
                  provision of this Agreement to the contrary, neither the Borrower nor any of its Subsidiaries shall directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any Property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Borrower or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, in favor of any member of the WHX Group or as security for any obligation of such member."

         SUBPART 2.2.4. Clause (a) of Section 7.2.4 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                           "(a) Its Consolidated Net Worth at any time prior to
                  the First Amendment Effective Date to be less than the amount set forth in this clause under this Agreement (and determined pursuant to the terms of this Agreement) as in effect prior to such date, and from and after the First Amendment Effective Date, at any time to be less than the sum of:

                                    (i) $320,000,000 (provided, that if as a
                           result of the Transaction the Consolidated Net Worth amount is increased or decreased from the amount set forth on Schedule A to the First Amendment, then the $320,000,000 figure shall be deemed to be similarly increased or decreased (as the case may be) as of the First Amendment Effective Date by the amount of such increase or decrease).

                  plus


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                                    (ii) the sum of all Incremental Amounts for
                           all Fiscal Quarters from and after the First
                           Amendment Effective Date."

         SUBPART 2.2.5. Section 7.2.5 of the Existing Credit Agreement is hereby amended by adding the following sentence at the end of such Section.

                  "Notwithstanding the foregoing or any other provision of this Agreement to the contrary, neither the Borrower nor any of its Subsidiaries shall make, incur or assume any Investment in any member of the WHX Group."

         SUBPART 2.2.6. Section 7.2.8 of the Existing Credit Agreement is hereby amended by adding the following sentence at the end of such Section.

                  "Notwithstanding the foregoing or any other provision of this Agreement to the contrary, neither the Borrower nor any of its Subsidiaries shall engage in a Sale-and-Leaseback transaction with any member of the WHX Group."

         SUBPART 2.2.7. Section 7.2.10 of the Existing Credit Agreement is hereby amended by adding a new clause (c), to read in its entirety as follows:

                           "(c) Notwithstanding the foregoing or any other
                  provision of this Agreement to the contrary, in no event shall the Borrower or any of its Subsidiaries (other than the merger of Acquisition Sub with the Borrower in connection with the Transaction), consolidate with or merge with, or convey, transfer or lease any of their assets in a single transaction or series of transactions to, any member of the WHX Group except as otherwise permitted pursuant to the provisions of this Agreement."

         SUBPART 2.2.8. Section 7.2.11 of the Existing Credit Agreement is hereby amended by adding the following sentence to the end of such Section.

                  "Notwithstanding the foregoing or any other provision of this Agreement to the contrary, neither the Borrower nor any of its Subsidiaries shall make any Asset Disposition to any member of the WHX Group."

         SUBPART 2.2.9. A new Section 7.2.14 is added to Existing Credit Agreement to read in its entirety as follows:

                  "SECTION 7.2.14. The Borrower will not agree to any amendment, supplement, waiver or other modification to the terms of the Purchase Agreement if such amendment, supplement, waiver or modification could reasonably be expected to result in a Material Adverse Effect."


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         SUBPART 2.3. Limited Waiver, etc. The Lenders hereby waive through (but only through and including) June 30, 1998 the Event of Default under Section
8.1.8 of the Existing Credit Agreement arising as a result of the Transaction. The Borrower acknowledges and agrees that the foregoing is a limited waiver and that the Lenders reserve all of their rights and remedies under the Loan Documents from and after July 1, 1998 with respect to such Event of Default.

                                    PART III

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. First Amendment Effective Date. This Amendatory Agreement shall become effective on the date (the "First Amendment Effective Date") when each of the conditions set forth in this Part shall have been satisfied.

         SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendatory Agreement, duly executed on behalf of the Borrower and the Required Lenders.

         SUBPART 3.1.2. Amendment Fee. The Administrative Agent shall have received an amendment fee in the amount of $200,000 for the pro rata account of the Lenders based on their Percentages and any other fees payable by the Borrower on the First Amendment Effective Date.

         SUBPART 3.1.3. Acquisition of Shares. Acquisition Sub shall have purchased a sufficient number of the shares of common stock of the Borrower such that the Borrower is a Subsidiary of WHX.

         SUBPART 3.1.4. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendatory Agreement shall be satisfactory to the Administrative Agent and its counsel.


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                                    PART IV

                                  MISCELLANEOUS

         SUBPART 4.1. Cross-References. References in this Amendatory Agreement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendatory Agreement.

         SUBPART 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendatory Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3. Successors and Assigns. This Amendatory Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.4. Counterparts. This Amendatory Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.5. Representations, No Default, etc. Both before and after giving effect to this Amendatory Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) the representations and warranties set forth in Article VI of the Existing Credit Agreement (excluding, however, those contained in Section 6.7 thereof) are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower to the Administrative Agent and the Lenders pursuant to Section 6.7 of the Existing Credit Agreement,

                           (i) no litigation, arbitration or governmental
                  investigation or proceeding is pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which may reasonably be expected to materially adversely affect the Borrower's, or the Borrower and its Subsidiaries' taken as a whole, financial condition, operations, assets, businesses, properties or prospects or which purports to affect the legality, validity or enforceability of the Existing Credit Agreement, the Notes or any other Loan Document; and


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                           (ii) no development has occurred in any litigation,
                  arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 of the Existing Credit Agreement which may reasonably be expected to materially adversely affect the financial condition, operations, assets, businesses, properties or prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole; and

                  (c) no Default has occurred and is continuing.

         SUBPART 4.6. Limited Waiver, etc. No amendment, waiver or approval by the Administrative Agent or any Lender under this Amendatory Agreement shall, except as may be otherwise stated in this Amendatory Agreement, be applicable to subsequent transactions. No amendment, waiver or approval hereunder shall require any similar or dissimilar amendment, waiver or approval to be granted after the date hereof, and except as expressly modified or waived by this Amendatory Agreement, the provisions of the Existing Credit Agreement shall remain in full force and effect, without amendment or other modification.

         SUBPART 4.7. Governing Law. THIS AMENDATORY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendatory
Agreement to be executed by their respective authorized officers as of the day and year first above written.

                                    HANDY & HARMAN

                                    By_________________________________
                                      Title:

                                    THE BANK OF NOVA SCOTIA,
                                      in its capacity as Administrative
                                      Agent, Issuer and Lender

                                    By_________________________________
                                      Title:

                                    THE BANK OF NEW YORK

                                    By_________________________________
                                      Title:

                                    BANK OF TOKYO - MITSUBISHI
                                      TRUST COMPANY

                                    By_________________________________
                                      Title:

                                    THE CHASE MANHATTAN BANK

                                    By_________________________________
                                      Title:


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                                    COMERICA BANK

                                    By_________________________________
                                      Title:

                                    DEN DANSKE BANK AKTIESELSKAB,
                                      CAYMAN ISLANDS BRANCH

                                    By_________________________________
                                      Title:

                                    FIRST UNION NATIONAL BANK

                                    By_________________________________
                                      Title:

                                    FLEET PRECIOUS METALS

                                    By_________________________________
                                      Title:

                                    KEYBANK NATIONAL ASSOCIATION

                                    By_________________________________
                                      Title:

                                    THE LONG TERM CREDIT BANK
                                      OF JAPAN, LIMITED

                                    By_________________________________
                                      Title:


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                                    NATIONSBANK, N.A.

                                    By_________________________________
                                      Title:

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By_________________________________
                                      Title:


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